Prudential Investment Portfolios 16

PGIM QMA Defensive Equity Fund

Supplement dated November 16, 2018 to the
Summary Prospectus dated February 26, 2018 (as reissued June 11, 2018, June 14, 2018 and September 28, 2018),
Statutory Prospectus dated February 26, 2018 (as reissued June 14, 2018), and
Statement of Additional Information dated February 26, 2018, each as supplemented from time to time

At the special meeting of shareholders of the PGIM QMA Defensive Equity Fund (the “Defensive Equity Fund”) held on November 16, 2018, shareholders approved the Defensive Equity Fund’s reorganization into PGIM QMA Large-Cap Core Equity Fund (the “Large-Cap Core Fund”), a series of Prudential Investment Portfolios 9. Pursuant to the reorganization, the assets and liabilities of the Defensive Equity Fund will be exchanged for shares of the Large-Cap Core Fund, and shareholders of the Defensive Equity Fund will become shareholders of the Large-Cap Core Fund. Shares of the Large-Cap Core Fund to be received by the Defensive Equity Fund shareholders in the reorganization will be equal in value and of the same share class, except that Class R shareholders of the Defensive Equity Fund will receive Class A shares of the Large-Cap Core Fund, and each share class will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Defensive Equity Fund shares held by such shareholders immediately prior to the reorganization.

The reorganization transaction is expected to be completed as of the close of business on the New York Stock Exchange on or about Friday, December 14, 2018. In anticipation of the upcoming reorganization generally the last day for purchases and exchanges into the Defensive Equity Fund will be trade date Friday, December 14, 2018.

The Defensive Equity Fund is expected to distribute its realized capital gains, if any, to its shareholders prior to the closing date. Defensive Equity Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. In addition, it is currently anticipated that a portion of the Defensive Equity Fund’s portfolio securities will be sold prior to the closing of the Reorganization, and the Defensive Equity Fund is expected to realize capital gain or loss in connection with those sales. If the Defensive Equity Fund realizes capital gains, those gains may increase the capital gain distribution paid to shareholders.

LR1120